Exhibit 10.9

Business Operation Agreement

The Business Operation Agreement (the “Agreement”) was made and entered into at Beijing, People’s Republic of China (“China”) on July 10, 2019 by and between:

Party A: Beijing uCloudlink Technology Co., Ltd., a company incorporated at No. 0226, Second Floor, Building No.7, Yard No.1, Wuliqiao Second Street, Chaoyang District, Beijing, and with legal representative being Wen Gao, and

Party B: Beijing uCloudlink New Technology Co.,Ltd., a company incorporated at No. 0304, Third Floor, Building No.6, Yard No.2, Wuliqiao Second Street, Chaoyang District, Beijing, and with legal representative being Wen Gao, and

Party C: people described in Schedule 1 of the Agreement. The above parties are collectively referred to as the “Parties”.

WHEREAS:

1.	Party A is a wholly foreign-owned enterprise that is legally incorporated and in good standing in People’s Republic of China.

2.	Party B is a limited liability company that is incorporated in China.

3.

Party A , Party B and Party C signed the Business Operation Agreement on May 17, 2016. Due to the change in the shareholding structure of Party B and the shareholding ratio of each shareholder on the signing date agreed upon at the beginning of this Agreement, the parties sign the amended and restated Business Operation Agreement on the signing date agreed upon at the beginning of this Agreement.

4.

Party A and Party B have entered into the Exclusive Technology Consulting and Service Agreement and other agreements, under which Party A and Party B have formed business relations and Party B shall make payments to Party A. As a result, Party B’s day-to-day operations will materially impact Party A’s capabilities of making related payments.

5.	Party C are shareholders of Party B and as at the signing date of the Agreement, Party C owns 100% stake of Party B, as specified in Schedule 1 of the Agreement.

Therefore, the Parties hereto, through friendly consultation and in the principle of equality and mutual benefits, agree as follows:

1.	Obligation of Nonaction

To ensure Party B’s fulfillment of agreements signed with Party A and other responsibilities that Party B is liable for Party A, Party B and Party C hereby acknowledge and agree that without prior written approval of Party A or other party designated by Party A, Party B shall never engage in any transaction or behavior that can have material adverse impact on Party A’s assets, business, personnel, rights or operations, including but not limited to:

1.1	Engaging in any activity that does not fall within the normal business scope of the Company, or operating the Company in a way that is abnormal or inconsistent with the conventional ways;

1.2	Borrowing from any third party or taking on any debts;

1.3	Changing or dismissing any director or senior officer of the Company;

1.4	Selling to any third party or otherwise disposing of any assets or rights with a value of over RMB 50,000 (including but not limited to any intellectual property);

1.5	Providing any guarantee in favor of any third party or placing any encumbrance on any Company assets (including intellectual property);

1.6	Changing articles of association or the scope of business of the Company;

1.7	Changing the normal business process of the Company or modifying any major internal rules and systems of the Company;

1.8	Transferring any rights or obligations hereunder to any third party;

1.9	Significantly changing business models, marketing strategy, operating policies or customer relations;

1.10	Paying any bonus or dividend in any form.

2.	Operation, Management and Personnel Arrangement

2.1

Party B and Party C hereby agree to follow and strictly implement the advices and instructions provided by Party A from time to time in relation to the appointment and dismissal of employees, day-to-day operation and management of the Company, financial management of the Company, among others.

2.2

Party B and Party C hereby agree that Party C shall elect or appoint persons designated by Party A as Party B’s directors (or executive directors) and supervisors according to applicable laws and the Company’s articles of association, and shall cause such directors to elect the person designated by Party A as the Company’s chairman (if a board of directors is established), and appoint persons designated by Party A as the general manager, chief financial officer and other senior officers of Party B.

2.3

The abovementioned directors or senior officers shall become disqualified for any position at Party B upon their departure from Party A for any reason (including but not limited to voluntary resignation or dismissal by Party A). Under such circumstance, Party C shall immediately dismiss the above directors or senior officers from their positions at Party B, and elect or hire other persons designated by Party A to replace such dismissed directors or senior officers.

2.4

For the purpose of Article 2.3, Party B and Party C shall take all necessary internal and external actions to complete the abovementioned dismissal and hiring processes according to applicable laws, the Company’s articles of association and provisions hereunder.

2.5

Party C hereby agrees that upon signing of the Agreement, Party C shall sign a power of attorney whose form and contents shall be those specified in attachment hereto. Through such power of attorney, Party C shall irrevocably authorize Party A or persons designated by Party A to exercise shareholders’ rights on behalf of Party C, and all shareholders’ voting rights in the name of shareholders on Party B’s meetings of shareholders. Party C hereby further agrees that Party C shall replace the authorized person (the “Authorized Person”) specified in the abovementioned power of attorney at any time upon the request of Party A. In such case, Party C shall cancel the authorization granted to the Authorized Person and immediately sign a power of attorney whose form is the same to that of the attachment Irrevocable Power of Attorney, so as to authorize other persons designated by Party A in the ways specified in the attachment Irrevocable Power of Attorney.

3.	Rights to Know

Authorized Person may acquire all information related to Party B’s operations, customers, financial status and personnel, and make inquiries about other related information of Party B, in order to exercise the rights granted to such Authorized Person. Such rights to know shall be the same to that enjoyed by Party B’s shareholders to access Party B’s information. Party B shall fully facilitate Authorized Person’ exercise of such rights and shall not set any barrier.

4.	Exemption

The Parties hereto agree that Party A shall not be liable to compensate any other party hereto or any third party for Authorized Person’ exercise of rights granted hereunder, except for claims arising from Party A’s gross negligence or intentional misconduct.

5.	Party C’s Representations and Warranties

5.1	Party C are Chinese citizens with full capacity for civil conduct to sign and perform the Agreement and bear legal responsibilities according to the Agreement.

5.2	Party C are entitled to sign and perform the Agreement without any approval or authorization.

5.3

Party C’s signing and performance of the Agreement will not violate Party C’s articles of association, or any laws, regulations, government approvals, authorizations, notices or other government documents that are binding or have impact upon Party C, or any contract signed between Party C and any third party, or any other promise Party C has made to any third party.

5.4	The Agreement will become binding upon Party C and legally enforceable upon signing.

5.5

Except for the Agreement, the Equity Interest Pledge Agreement and Option Agreement, Party C has not used stocks in Party B for any collateral, pledge or other security interests, or entered into any restrictive covenant with any third party with respect to stocks in Party B, or made any offer of transferring such stocks to any third party, or made any promise regarding any third party’s offer of acquiring such stocks, or entered into any contract with any third party on transferring stocks in Party B that are held by Party C.

5.6

Party C will strictly comply with the Agreement and duly perform its obligations hereunder. Party C shall cause Party B to strictly perform the Agreement and shall not engage in any action or omission that may impact the validity and enforceability of the Agreement.

6.	Party B’s Representations and Warranties

6.1	Party B is a limited liability company that is incorporated and in good standing under Chinese laws.

6.2	Party B has obtained all necessary and appropriate approval and authorizations for signing and performing the Agreement.

6.3	Party B shall strictly comply with the Agreement and fulfill its obligations hereunder, and shall not engage in any action or omission that may impact the validity and enforceability of the Agreement.

7.	Liability for Breach

7.1

Subject to Article 4 hereunder, Party B and Party C shall jointly indemnify and hold harmless Party A and its shareholders, directors, employees, affiliates, agents, successors and trustees from any lawsuits, damage, costs, compensations, liabilities, fines or other losses or damages arising from any of the following conducts:

7.1.1	Party B and/or Party C’s failure to perform the Agreement, and

7.1.2	Party B and/or Party C’s gross negligence or intentional misconduct, or Party B and/or Party C’s violation of applicable laws and regulations.

7.2

Subject to the indemnification liability stated in Article 7.1, Party A may require Party C and Party B to stop violating the Agreement or prevent Party C and Party B from violating the Agreement, and/or require Party C and Party B to perform their obligations hereunder.

8.	Confidentiality

The Parties hereto acknowledge and agree that the existence of the Agreement, the terms hereunder, and any oral or written information exchanged for the purpose of preparing or performing the Agreement shall be deemed as confidential information. Party C and Party B shall keep secret such confidential information. Without prior written approval of Party A, neither Party C or Party B shall disclose any confidential information to any third party, except in cases where: (a) confidential information is already in the public domain (other than by reason of unauthorized disclosure by any recipient of such confidential information); (b) confidential information is required to be disclosed by applicable laws or regulations, rules of any stock exchange or orders of government authorities or courts with competent jurisdictions, or (c) confidential information that has to be disclosed to legal and financial advisors of Party C or Party B for completing transactions contemplated hereunder, provided that such legal and financial advisors shall be bound by confidentiality obligations similar to that under Article 8. Any disclosure of confidential information by any employee or organization within Party C or Party B shall be deemed as a disclosure by Party C and/or Party B, and Party C and/or Party B shall be held liable for such disclosure.

9.	Other Agreements

9.1

The Agreement shall be binding upon and inure to the benefit of all the Parties hereto and their respective inheritors, successors and approved transferees. Without prior written approval of Party A, Party C shall not transfer any of its rights, interests or obligations hereunder.

9.2	Party C hereby agrees that Party A may transfer its rights and obligations hereunder to any third party when necessary by sending a written notice to Party C and without approval of Party C.

9.3

Party A may terminate all its agreements with Party B upon termination or expiration of any agreement between Party A and Party B, including but not limited to the Exclusive Technology Consulting and Service Agreement.

9.4

In view of the fact that Party A and Party B have entered into the Exclusive Technology Consulting and Service Agreement and other agreements, and Party B’s day-to-day operations will materially impact Party A’s capabilities of making related payments, Party C agreed that subject to Article 1, all dividends, bonus or other proceeds or interests (in whatever form) received by Party C as Party B’s shareholders shall, upon realization, be paid or transferred to Party A unconditionally at no cost, and Party C shall provide all necessary documents and take all necessary actions upon Party A’s request to ensure successful completion of such payment and transfer.

9.5

Party C shall fully assist Authorized Person in duly exercising its granted rights, including but not limited to signing resolutions of shareholders’ meetings and other related legal documents when necessary (including assistance provided in the process of delivering documents required for government approval, registration and filing). Party C hereby acknowledges its commitments under Article 9.5 shall not limit the authorization it has granted to Authorized Person with respect to the granted rights.

10.	Entire Agreement and Modification

10.1

The Agreement and all other agreements and/or documents mentioned or expressly contained hereunder shall constitute all agreements between the Parties hereto regarding the subject matter hereunder, and shall supersede all prior oral and written agreements, contracts, understandings and communications between the Parties hereto regarding the subject matter hereunder.

10.2

Any modification to this Agreement shall become effective only if it is in writing and is signed by the Parties hereto. Any modification or supplementary agreement duly signed by the Parties hereto in relation to the Agreement shall be an integral part of the Agreement, and shall have the same legal effect with the Agreement.

11.	Governing Laws

The Agreement shall be governed and interpreted by Chinese laws.

12.	Settlement of Disputes

12.1

The Parties hereto shall settle disputes arising from the interpretation and performance of the Agreement in good faith. In case no settlement can be reached, any party may submit the dispute to arbitration before China International Economic and Trade Arbitration Commission (“CIETAC”) according to the rules of arbitration then in force. Such arbitration shall be conducted at Beijing and in Chinese. The arbitral award shall be final and binding upon the Parties hereto. The terms set forth in this section shall survive the termination or cancellation of the Agreement.

12.2	The Parties hereto shall continue to fulfill their respective obligations hereunder in good faith except where prevented from doing so by the matter in dispute.

13.	Notice

All notices sent for the purpose of performing rights and obligation hereunder shall be in writing and delivered in person, by registered mail, by mail with postage prepaid, by recognized courier services, or by facsimiles to the intended recipient or any party hereto at the addresses specified below:

If to Party A: Beijing uCloudlink Technology Co., Ltd.

Address: Level 3, Unit A, Building 1, Shenzhen Software Industry Base, intersection between Baishi Road and Binhai Avenue, South Area of the High-tech Zone, Shenzhen

Telephone: ***

Recipient: Wen Gao

If to Party B: Beijing uCloudlink New Technology Co.,Ltd.

Address: Level 3, Unit A, Building 1, Shenzhen Software Industry Base, intersection between Baishi Road and Binhai Avenue, South Area of the High-tech Zone, Shenzhen

Telephone: ***

Recipient: Wen Gao

If to Party C: persons specified in Schedule 1

Address: Level 3, Unit A, Building 1, Shenzhen Software Industry Base, intersection between Baishi Road and Binhai Avenue, South Area of the High-tech Zone, Shenzhen

Telephone: ***

Recipient: Wen Gao

14.	Effectiveness, Term and Miscellaneous

14.1

All written approvals, advices, designations and other decisions of Party A that involve the Agreement and may materially impact Party B’s day-to-day operations shall be made, given or granted by the board of directors of Party A.

14.2

The Agreement shall be signed and become effective on the date first above written. Unless being terminated by Party A in advance, the Agreement shall be valid until it’s cancelled according to laws of People’s Republic of China. If Party A makes a request prior to the expiration of the Agreement, the Parties hereto shall extend the term of the Agreement upon such request of Party A, and shall sign another business operation agreement or continue to perform the Agreement upon Party A’s request.

14.3

With the validity period of the Agreement, Party B and Party C shall not terminate the Agreement in advance. Party A may terminate the Agreement at any time by sending Party B and its shareholders thirty (30) days’ advance written notice.

14.4

The Parties hereto acknowledge that the Agreement represents fair and reasonable covenants that are entered into by the Parties hereto on basis of equality and mutual benefits. If any term or provision hereunder is deemed illegal or unenforceable, such term or provision shall be deemed severed from the Agreement and void. The remainder terms shall remain valid and the Agreement shall be deemed not containing such illegal or unenforceable term in the first place. Such illegal or unenforceable term, which has been deemed severed, shall be replaced with a term that is legal, valid and acceptable to all Parties hereto through friendly consultation.

14.5

Failure to enforce any right, power or privilege hereunder shall not constitute a waiver. A single or partial exercise of any right, power or privilege shall not preclude the exercise of any other or further right, power or privilege.

14.6	The Agreement is written in Chinese and be executed in eight (8) counterparts, with each party holding one counterpart.

IN WITNESS WHEREOF, the Parties’ respective representatives executed the Agreement on the date first above written.

[The remainder is intentionally left blank]

Schedule 1: Shareholding Structure of Party B

Shareholder Name	Capital Contribution (in RMB 0000s)	Percentage Ownership
Wen Gao	0.15977	0.10%
Zhongqi Kuang	0.031954	0.02%
Baixing Wang	0.031954	0.02%
Xingya Qiu	0.031954	0.02%
Zhiping Peng	79.357759	49.67%
Chaohui Chen	80.156609	50.17%

Schedule 1

[This page is only for the purpose of the signature of the Business Operation Agreement.]

Party A: Beijing uCloudlink Technology Co., Ltd. (Seal)

Legal or authorized representative: /s/ Wen Gao

Name: Wen Gao

Signature Page of Business Operation Agreement

[This page is only for the purpose of the signature of the Business Operation Agreement.]

Party B: Beijing uCloudlink New Technology Co.,Ltd. (Seal)

Legal or authorized representative: /s/ Wen Gao

Name: Wen Gao

Signature Page of Business Operation Agreement

[This page is only for the purpose of the signature of the Business Operation Agreement.]

Party C:

/s/ Wen Gao
Wen Gao

/s/ Zhongqi Kuang
Zhongqi Kuang

/s/ Baixing Wang
Baixing Wang

/s/ Xingya Qiu
Xingya Qiu

/s/ Zhiping Peng
Zhiping Peng

/s/ Chaohui Chen
Chaohui Chen

Signature Page of Business Operation Agreement

Attachment: Irrevocable Power of Attorney

The following parties acknowledge that, for the purpose of performing certain obligations of shareholders (the “Authorizing Persons”) of Beijing uCloudlink New Technology Co.,Ltd. (the “Company”), each Authorizing Person hereby grants authorization and signs the Irrevocable Power of Attorney (the “Power of Attorney”):

Name: Wen Gao

ID Number: ***

Address: ***

Name: Zhongqi Kuang

ID Number: ***

Address: ***

Name: Baixing Wang

ID Number: ***

Address: ***

Name: Xingya Qiu

ID Number: ***

Address: ***

Name: Zhiping Peng

ID Number: ***

Address: ***

Name: Chaohui Chen

ID Number: ***

Address: ***

(The above authorizing persons are collectively referred to as “Each Authorizing Person”)

Each Authorizing Person, to the fullest extent permitted by law, hereby irrevocably authorizes Beijing uCloudlink Technology Co., Ltd. (“WFOE”), or persons designated by WFOE, or authorized representatives of WFOE (“Authorized Person”) to, on behalf of Each Authorizing Person, fully exercise the shareholders’ rights that are enjoyed by Each Authorizing Person in proportion to the number of its voting stocks of the Company (“Stocks”), including but not limited to: (1) the right of proposing to convene a shareholders’ meeting, and receiving notices on holding of shareholders’ meeting and rules of procedures, (2) the right of attending the shareholders’ meeting and signing related resolutions of shareholders’ meeting on behalf of Each Authorizing Person, (3) the right of exercising all shareholders’ rights granted to Each Authorizing Person according to laws and articles of association of the Company, including but not limited to voting right, the right of selling, transferring, pledging or disposing of all or part of Each Authorizing Person’s stocks, and the right of deciding on dividends; (4) the right of designating and appointing chairman, directors, supervisors, general managers, chief financial officers and other senior officers of the Company as authorized representatives of Each Authorizing Person, and (5) signing and performing the resolutions and other documents in relation to exercise of the foregoing rights.

Attachment: Irrevocable Power of Attorney

All other powers of attorney issued by Each Authorizing Person in relation to the Stocks prior to the signing of the Power of Attorney shall be irrevocably cancelled, and Each Authorizing Person shall hereby undertake not to issue any other power of attorney in relation to the Stocks. The Power of Attorney and the powers, rights or interests granted thereunder in relation to the Stocks are irrevocable.

Each Authorizing Person hereby irrevocably acknowledges and agrees that:

1.

Authorized Person may acquire all information related to the Company’s operations, customers, financial status and personnel, and make inquiries about other related information of the Company, in order to exercise the rights granted to such Authorized Person.

2.

Each Authorizing Person shall fully assist Authorized Person in duly exercising its granted rights, including but not limited to signing resolutions of shareholders’ meetings and other related legal documents when necessary (including assistance provided in the process of delivering documents required for government approval, registration and filing). Each Authorizing Person’s commitments in this section shall not limit the authorization it has granted to Authorized Person with respect to the granted rights.

3.	The Power of Attorney does not involve any payment.

Unless otherwise specified hereunder, the Authorized Person may decide to act with respect to Each Authorizing Person’s stocks at its own discretion and do not need any oral or written instructions from Each Authorizing Person to do so. All conducts of the Authorized Person and documents signed by the Authorized Person with respect to Each Authorizing Person’s stocks shall be deemed as conducts of Each Authorizing Person and documents signed by Each Authorizing Person, which are hereby irrevocably acknowledged by Each Authorizing Person. In addition, Authorized Person may transfer the authorization granted hereunder to any other individual or entity designated by the board of directors of WFOE.

Unless the Business Operation Agreement signed by the Company, Authorized Person and Each Authorizing Person are terminated in advance, the Power of Attorney shall remain valid within the duration of the Company as of the date of signing the Power of

Attorney. If the Authorized Person makes a request upon expiration of the authorization granted hereunder, Each Authorizing Person shall extend the term of the Power of Attorney upon request of the Authorized Person.

The Power of Attorney is binding upon all senior officers, directors, agents, assignees or successors of Each Authorizing Person.

Attachment: Irrevocable Power of Attorney

IN WITNESS WHEREOF, Each Authorizing Person executed the Power of Attorney on July 10, 2019.

[The remainder is intentionally left blank, and is only for the purpose of the signature]

Attachment: Irrevocable Power of Attorney

[This page is only for the purpose of the signature of the Irrevocable Power of Attorney]

Authorizing Person

/s/ Wen Gao
Wen Gao

/s/ Zhongqi Kuang
Zhongqi Kuang

/s/ Baixing Wang
Baixing Wang

/s/ Xingya Qiu
Xingya Qiu

/s/ Zhiping Peng
Zhiping Peng

/s/ Chaohui Chen
Chaohui Chen

Attachment: Irrevocable Power of Attorney

[This page is only for the purpose of the signature of the Irrevocable Power of Attorney]

Authorized Person

Beijing uCloudlink Technology Co., Ltd. (Seal)

Legal or authorized representative: /s/ Wen Gao

Name: Wen Gao

Attachment: Irrevocable Power of Attorney